AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2003

Intrepid Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-66859	59-3546446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (904) 246-3433

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) – (b)	Financial Statements and Pro Forma Financial Information. None.

(c)	Exhibits.

99.1	Press release dated July 18, 2003.

Item 9. Information Furnished Under Item 12 (Results of Operations and Financial Condition).

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

     On July 18, 2003, Intrepid Capital Corporation issued a press release announcing a restatement of its financial statements for certain prior periods. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

[Signature Page Follows]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Intrepid Capital Corporation has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTREPID CAPITAL CORPORATION

	By:	/s/ Mark F. Travis

Mark F. Travis, President and Chief Executive Officer

Dated: July 18, 2003

EXHIBIT INDEX

Exhibit.	Description.

99.1	Press Release dated July 18, 2003.

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